SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 15, 1998

                          GST Telecommunications, Inc.

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             (Exact name of registrant as specified in its charter)

     Canada                       1-12866                    N/A
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(State or other jurisdiction    (Commission            (IRS Employer
   of incorporation)            File Number)         Identification No.)

                  4001 Main Street, Vancouver, Washington 98663
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     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (360) 906-7100

          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.

         On June 15, 1998, GST Telecommunications, Inc. (the "Company") issued a press release announcing that John Warta has retired as Chairman of the Board and Chief Executive Officer of the Company. Mr. Warta remains a director of the Company. The Board of Directors of the Company has appointed Robert Ferchat, presently a director of the Company and Chairman of BCE Mobile Communications, Inc., to the position of Chairman of the Board of the Company and Joseph Basile, presently President, Chief Operating Officer and a director of the Company, as acting Chief Executive Officer.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         99.1           Press Release of GST Telecommunications, Inc. dated June
                        15, 1998.





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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GST TELECOMMUNICATIONS, INC.

Dated: June 18, 1998                      By:  /s/ Stephen Irwin
                                             ----------------------------------
                                                 Stephen Irwin
                                                 Vice Chairman of the Board and
                                                 Secretary



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